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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 29, 2015

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park 901 E. Hector Street Conshohocken, Pennsylvania 19428
(Address of principal executive offices)
(Zip Code)

(610) 832-4000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2015, Quaker Chemical Corporation announced its results of operations for the first quarter ended March 31, 2015, in a press release, the text of which is included as Exhibit 99.1 hereto. Supplemental information related to the same period is also included as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.
99.1	Press Release of Quaker Chemical Corporation dated April 29, 2015.

99.2	Supplemental Information related to first quarter ended March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION Registrant

Date: April 29, 2015	By:	/s/ Margaret m. loebl
Margaret M. Loebl Vice President, Chief Financial Officer and Treasurer